UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 1, 2011
Date of Report (Date of earliest event reported)
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)
(858) 456-6022
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On June 1, 2011, James Mosier announced his decision to retire as General Counsel and Secretary of PICO Holdings, Inc. (the “Company”), effective as of a date that is mutually agreeable between Mr. Mosier and the Company, currently anticipated to be no later than January 2012.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2011	PICO HOLDINGS, INC.
	By:	/s/ Maxim C. W. Webb
Maxim C. W. Webb
Executive Vice President and Chief Financial Officer